SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: August 2, 2001

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                             A Montana Corporation

                    45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

JUNE 2015 REPORT
---------------------
On July 26, 2001 Jore Corporation filed its initial financial report (Form 2015) with the U.S. Bankruptcy Court in the District of Montana. This Form 2015 financial report, and required exhibits, is included herein.

PERKINS COIE LLP
Bruce G. ManIntyre
Alan D. Smith
1201 Third Avenue, Suite 4800
Seattle, Washington 98101-3099
(206) 583-8888
(Counsel for Debtor)


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF MONTANA

In re
                                                             No. 01-31609-11
JORE CORPORATION, a.k.a. JB Tool, LLC,
 a.k.a. Jore, Inc.,

                           Debtor.                         [No Hearing Required]

Taxpayer ID No.  81-0465223
--------------------------------------


                                FINANCIAL REPORT

Jore Corporation, the debtor-in-possession in this case, hereby submits its Comparative Balance Sheet, Comparative Income Statement, Summary of Disbursements, Statement(s) of Cash Receipts and Disbursements, Statement of Aged Receivables, Statement of Aged Post-Petition Payables and Statement of Operations for the period ending June 30, 2001, in accordance with Rule 2015(b) of the Local Rules of this Court. Copies of this report have been served via first class mail, postage prepaid, or via email, to the parties listed on the attached affidavit of service.

DATED this 26th day of July, 2001.

                                PERKINS COIE LLP


                                           By     /s/  Adriana Rodriguez
                                              ----------------------------------
                                              Alan D. Smith, WSBA # 24964
                                              Bruce G. MacIntyre, WSBA # 18984
                                              Adriana Rodriguez, WSBA # 30785
                                          Attorneys for Jore Corporation, Debtor

                              AFFIDAVIT OF SERVICE

STATE OF WASHINGTON        )
                           )
COUNTY OF KING             )

            /s/  Mary G. Pellegrini , being first duly sworn, states as follows:
         ---------------------------
         On July 26, 2001, I caused the following document:

                  FINANCIAL REPORT
         (1) To be served via regular, first-class U.S. mail on the following parties;

                  Scott Clark
                  Ray, Quinney & Nebeker
                  79 South Main Street
                  500 Deseret Building
                  Salt Lake City, UT 84111-1901

                  S.E.C.
                  Attn: Sarah Moyed
                  Pacific Region Office
                  5670 Wilshire Blvd., 11th Floor
                  Los Angeles, CA  90036-3648

         (2)      To be served via email on the following parties:

                  Lucy Bassli, Youssef Sneifer
                  Shulkin Hutton, Inc.
                  Attorneys for Unsecured Creditors Committee lbassli@shulkin.com ysneifer@shulkin.com

                  Dan McKay
                  Staff Attorney
                  Office of the U.S. Trustee
                  District of Montana
                  dan.p.mckay@usdoj.gov

         DATED this 26th day of July, 2001.

                                                  /s/  Mary G. Pellegrini
                                               -----------------------------

         SUBSCRIBED AND SWORN to before me this 26th day of July, 2001.

                                                  /s/  Erin E. Campbell
                                               -----------------------------
                                               (Signature of Notary)

                                               _____Erin E. Campbell________
                                               -----------------------------
                                               (Print or stamp name of Notary)

                                               NOTARY PUBLIC in and for the
                                               State of Washington, residing at
                                               Tacoma
                                              ------------------------------
                                               My Commission Expires: 07/09/05
                                              ------------------------------

                                                              UST-10 COVER SHEET
                          MONTHLY FINANCIAL REPORT FOR
                        CORPORATE OR PARTNERSHIP DEBTOR

Case No:  01-31609-11                   Report Month/Year May 23 - June 30, 2001
Debtor:   Jore Corporation

Instructions: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.

The debtor submits the following with this monthly financial report:   Yes    No

UST-12  Comparative Balance Sheet, or debtor's balance sheet.          Yes
The debtor's balance sheet, if used, shall include a breakdown of pre-petition and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.

UST-13  Comparative Income Statement, or debtor's income statement.    Yes

UST-14  Summary of Disbursements                                       Yes

UST-14  Statement(s) of Cash Receipts and Disbursements                Yes
A continuation sheet shall be completed for each bank account or other source of funds and shall include a monthly bank statement and all supporting documents described in the instructions.

UST-15  Statement of Aged Receivables                                  Yes
A detailed accounting of aged receivables shall be provided on, or in an attachment to, UST-15.

UST-16  Statement of Aged Post-Petition Payables                       Yes
A detailed accounting of aged post-petition payables shall be provided on, or in an attachment to UST-16.

UST-17  Statement of Operations                                        Yes
When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or copy of debtor's bond for any change in insurance or bond coverage.

DEBTOR'S CERTIFICATION I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature:  \s\ Mick Quinlivan          Date: July 30, 2001

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority ti sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for a partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

Jore Corporation                      Case Number:             01-31609-11
BALANCE SHEET                         Rule 2015 Report for the Month and Year
For the Periods Indicated             of:                     May 23 - June 2001

                                                              May 31, 2001     June 30, 2001
ASSETS

Current assets:
  Cash equivalents and investments                               $502,829         $150,710
  Accounts receivable, net of allowances                        2,897,308        4,011,206
  Shareholder notes receivable, June 30th net of reserves       1,041,773          346,134
  Inventory,net                                                11,528,456       11,488,071
  Other current assets                                          3,110,146        3,708,846
                                                             ------------      ------------
    Total current assets                                       19,080,512       19,704,967
                                                             ------------      ------------
 Property, plant and equipment, net                            79,262,895       78,803,867
 Intangibles and other long-term assets, net                    1,130,885        1,078,491
                                                             ------------      ------------

               Total assets                                   $99,474,292      $99,587,325
                                                             ============      ============

LIABILITIES & SHAREHOLDERS' EQUITY

Current liabilities:
 Post Petition:
  Operating Line of Credit                                     27,581,327       28,884,473
  Accounts Payable Post Petition                                    3,209            4,000
  Accrued Expenses Post Petition                                2,286,268        3,097,685
  Accrued Payroll & Other Post Petition                           (26,447)         214,860
  Accrued Vacation & Personal Leave Post Petition                  71,157           82,686

 Pre-petition:
  Accounts Payable Pre Petition                                $9,553,667       $9,765,190
  Accrued Expenses Pre Petition                                 1,514,759        1,904,987
  Accrued Payroll & Other Pre Petition                            127,895          127,895
  Accrued Vacation & Personal Leave Pre Petition                  360,369          360,369
  Notes Payable                                                   250,000          250,000
  Shareholder Note Payable                                        357,369          360,355
                                                             ------------      ------------

    Total Current Liabilities                                  42,079,573       45,052,500
                                                             ------------      ------------

  Long-term Debt                                               45,162,695       45,007,450
  Deferred Income Tax Liabilities                               1,534,053        1,534,053
                                                             ------------      ------------
       Total Liabilities                                       88,776,321       91,594,003
                                                             ------------      ------------
  Shareholders' Equity
  Common Stock                                                 41,337,319       41,337,319
  Deferred Compensation - Stock Options                           (22,171)         (22,171)
  Retained Earnings                                           (30,617,177)     (33,321,826)
                                                             ------------      ------------
       Total Shareholders' Equity                              10,697,971        7,993,322
                                                             ------------      ------------
          Total Liabilities & Shareholders' Equity            $99,474,292      $99,587,325
                                                             ============      ============


Jore Corporation                         Case Number:        01-31609-11
INCOME STATEMENT                         Rule 2015 Report for the Month and Year
For the Periods Indicated                of:                May 23 - June 2001


                           Stub Period May 23-May 31,01      June-01       Bankruptcy To Date
Revenues

Total Net Revenues                        953,374          2,183,506               3,136,880

Cost of Sales
Total Cost of Sales                       876,938          2,202,620               3,079,558
                                  ----------------   ----------------      ------------------
Gross Profit                               76,436            (19,114)                 57,322

Operating Expenses
General & Administrative                  181,751            403,882                $585,633
Sales & Marketing                          82,243            481,426                $563,669
Product Development                         9,337             37,506                 $46,843
                                  ----------------   ----------------      ------------------
Total Operating Expenses                  273,331            922,814               1,196,145
                                  ----------------   ----------------      ------------------
Operating Income / (Loss)                (196,895)          (941,928)             (1,138,823)

Other (Income) Expenses
Interest Expense                          180,504            698,024                $878,528
Other Expenses                               (450)           (16,920)               ($17,370)
Loss on Disposal of Fixed Asset                 0                                         $0
                                  ----------------   ----------------      ------------------
Total Other (Income) Expense              180,054            681,104                 861,158

Non-Recurring Expenses
Bankruptcy Admin                           36,212            317,012                $353,224
Other Expense - Nonrecurring           11,871,477            764,606             $12,636,083
                                  ----------------   ----------------      ------------------
Total Non-Recurring Expenses           11,907,689          1,081,618              12,989,307

                                  ----------------   ----------------      ------------------
Income before Taxes                   (12,284,638)        (2,704,650)            (14,989,288)

Provision for Income Taxes                      0                  0                      $0
                                  ----------------   ----------------      ------------------
Net Income (Loss)                     (12,284,638)        (2,704,650)            (14,989,288)
                                  ================   ================      ==================

UST-14 Summary of Disbursements          Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            May 23 - June 2001

Statement of Cash Receipts
and Disbursements

                                         Account Name:   Jore Corporation DIP
                                                         -----------------------
                                                         Summary of All Accounts
                                         Account Number: See Below
May 23 - May 31, 2001                    Depository:     See Below

Operating DIP Accounts                                                                                       Transfer from
Account Name                            Account #      Beginning Balance Cash Receipts  Cash Disbursements   Line of Credit
-----------------------------------------------------------------------------------------------------------------------------
DIP Operating Account                       495-0029603              -              -        (337,710.85)        203,350.48
General Account - closed                     5130001224              -                        (11,220.63)         11,220.63
Self-funded Health Insurance Account         5130002180    (175,489.35)
Bancontrol Account                          003-0082267      (5,738.86)    151,235.70        (119,185.27)
Lock Box Account                             5130001216              -      92,100.76
Payroll Account                              5130001935     (35,799.10)             -        (165,825.16)        127,528.40
Ronan State Bank - closed                        725562       4,656.93      25,000.00          (9,417.41)                 -
Ronan State Bank Investments           CD 15767 & 15374     126,634.19         645.27
Whitefish Credit Union                           817452       1,072.69           4.61
Wells Fargo Investments - closed             5130001885       7,748.03
Mountain West Investments - closed            340005651     212,990.33          65.20
M&I Bank Petty Cash - closed                    6151508         287.10
Wells Fargo Imprest                          2015068521              -
Reclassification of O/S Checks to Current Li 2015068521              -
                                                       ----------------------------------------------------------------------
                                                       ----------------------------------------------------------------------

Total Cash Accounts                                        136,361.96     269,051.54        (643,359.32)        342,099.51
                                                       ======================================================================


Operating DIP Accounts                                    Transfers between                   Ending Balance
Account Name                            Account #         Accounts        Book Adjustments    Per Books
------------------------------------------------------------------------------------------------------------
DIP Operating Account                       495-0029603                                          (134,360.37)
General Account - closed                     5130001224                                                    -
Self-funded Health Insurance Account         5130002180                                          (175,489.35)
Bancontrol Account                          003-0082267     145,404.45                            171,716.02
Lock Box Account                             5130001216     (92,100.76)                                    -
Payroll Account                              5130001935                    (126,522.18)          (200,618.04)
Ronan State Bank - closed                        725562     (20,239.52)                                    -
Ronan State Bank Investments           CD 15767 & 15374                                           127,279.46
Whitefish Credit Union                           817452                                             1,077.30
Wells Fargo Investments - closed             5130001885      (7,748.03)                                    -
Mountain West Investments - closed            340005651     (25,316.14)                           187,739.39
M&I Bank Petty Cash - closed                    6151508                                               287.10
Wells Fargo Imprest                          2015068521                                                    -
Reclassification of O/S Checks to Current Li 2015068521                     525,197.00            525,197.00
                                                       -----------------------------------------------------
                                                       -----------------------------------------------------

Total Cash Accounts                                                 -      398,674.82            502,828.51
                                                       =====================================================

UST-14 Summary of Disbursements   Case Number:                   01-31609-11
Continued                         Rule 2015 Report for the Month and Year
                                  of:                            May 2001
                                                                 --------



                             Account Name:                Jore Corporation DIP
                                                          --------------------
                                                         Summary of All Accounts


Payments on Pre-Petition Unsecured Debt (requires court approval)
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes _X_ No ___
If yes, list each payment.

Payee's name                            Nature of payment                  Payment date  Payment amount      Date of court approval
-----------------------------------------------------------------------------------------------------------------------------------
Prepetition Payroll Taxes and Benefits  Payroll less officers listed below 5/29/01        231,106.93         6/28/01
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Various Employees                       Unreimbursed Business Expense      5/30/01         15,432.30         6/28/01
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             6/28/01
-----------------------------------------------------------------------------------------------------------------------------------

Payments to Attorneys and Other Professionals (requires court approval)

Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes ___ No _X__ If yes, list each payment.

Payee's name                          Nature of payment           Payment date       Payment amount       Date of court approval
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

Payments to an Officer, Director, Partner, or Other Insider of the Debtor

Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes _X__ No ___ if yes, list each payment.

Payee's name                          Nature of payment            Payment date       Payment amount       Date of court approval
-------------------------------------------------------------------------------------------------------------------------------
David Bjornson                        Payroll and Business Expense 5/29-5/30/01       6,666.18             6/28/01
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Monte Giese                           Payroll                      5/29/01            3,845.60             6/28/01
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey Heutmaker                     Business Expense Reimb       5/30/01               10.47             6/28/01
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Matt Jore                             Payroll and Business Expense 5/29-5/30/03       8,356.60             6/28/01
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Mike Jore                             Payroll and Business Expense 5/29-5/30/04       6,502.37             6/28/01
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
William Pell                          Payroll and Business Expense 5/29-5/30/05       7,337.20             6/28/01
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Mick Quinlivin                        Payroll                      5/29/01            5,047.56             6/28/01
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Gerald McConnell                      Payroll                      5/29/01            7,692.00             6/28/01
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


UST-14 Summary of Disbursements          Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            May 23 - June 2001

Statement of Cash Receipts
and Disbursements

                                         Account Name:   Jore Corporation DIP
                                                         -----------------------
                                                         Summary of All Accounts
                                         Account Number: See Below
June 2001                                Depository:     See Below

Operating DIP Accounts                                                                                       Transfer from
Account Name                            Account #        Beginning Balance Cash Receipts  Cash Disbursements Line of Credit
-----------------------------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603        (134,360.30)             -     (2,264,227.57)     1,768,352.78
General Account - closed                5130001224                   -
Self-funded Health Insurance Account    5130002180         (175,489.35)                      (16,704.56)        15,360.91
Bancontrol Account                      003-0082267         171,716.02     696,477.35       (859,992.90)
Lock Box Account                        5130001216                   -      77,588.29        (64,350.54)
Payroll Account                         5130001935         (200,618.04)             -       (406,890.07)       443,900.64
Ronan State Bank - closed                   725562                   -
Ronan State Bank Investments            CD 15767 & 15374    127,279.46         627.66
Whitefish Credit Union                      817452            1,077.30           0.37
Wells Fargo Investments - closed        5130001885                   -
Mountain West Investments - closed       340005651          187,739.39                      (187,739.39)
M&I Bank Petty Cash - closed               6151508              287.10
Wells Fargo Imprest                     2015068521                   -
Reclassification of O/S Checks to Current Liab.             525,197.00
                                                         --------------------------------------------------------------------
                                                         --------------------------------------------------------------------
Total Cash Accounts                                         502,828.58     774,693.67     (3,799,905.03)     2,227,614.33
                                                         ====================================================================

Operating DIP Accounts                                      Transfers between                   Ending Balance
Account Name                            Account #           Accounts       Book Adjustment      Per Books
------------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603                                             (630,235.09)
General Account - closed                5130001224                                                        -
Self-funded Health Insurance Account    5130002180                         107,265.57            (69,567.43)
Bancontrol Account                      003-0082267          13,237.75                            21,438.22
Lock Box Account                        5130001216          (13,237.75)                                   -
Payroll Account                         5130001935                   -     150,354.40            (13,253.07)
Ronan State Bank - closed                   725562                                                        -
Ronan State Bank Investments            CD 15767 & 15374                                         127,907.12
Whitefish Credit Union                      817452                                                 1,077.67
Wells Fargo Investments - closed        5130001885                                                        -
Mountain West Investments - closed       340005651                                                        -
M&I Bank Petty Cash - closed               6151508           (1,984.05)      1,696.95                     -
Wells Fargo Imprest                     2015068521            1,984.05      (1,696.95)               287.10
Reclassification of O/S Checks to Current Liab.                            187,859.00            713,056.00
                                                         ---------------------------------------------------
                                                         ---------------------------------------------------
Total Cash Accounts                                                  -     445,478.97            150,710.52
                                                         ===================================================

UST-14 Summary of Disbursements   Case Number:                   01-31609-11
Continued                         Rule 2015 Report for the Month and Year
                                  of:                            June 2001
                                                                 --------



                             Account Name:               Jore Corporation DIP
                                                         --------------------
                                                         Summary of All Accounts

Payments on Pre-Petition Unsecured Debt (requires court approval)

Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes _X_ No ___
If yes, list each payment.

Payee's name                        Nature of payment           Payment date  Payment amount     Date of court approval
-----------------------------------------------------------------------------------------------------------------------
Reynold Snyder                      Unreimbursed Business Expen 6/1/01            60.00          6/28/01
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Various Courts & collection agencies Garnishment                6/1/01         2,527.62          6/28/01
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
AFCO Insurance Premium Finance      Property Insurance          6/8/01        11,022.45          6/28/01
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Seabury & Smith/Marsh Advantage     Employee Withholdings       6/8/01        12,686.16          6/28/01
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

Payments to Attorneys and Other Professionals (requires court approval)

Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes ___ No _X__ If yes, list each payment.

Payee's name                          Nature of payment           Payment date       Payment amount       Date of court approval
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

Payments to an Officer, Director, Partner, or Other Insider of the Debtor

Did the  debtor,  or another  party on behalf of the debtor,  make any  payments during this reporting month to an officer,  director,  partner, or other insider of the debtor? Yes ___ No _X__ if yes, list each payment.
Payee's name                          Nature of payment           Payment date       Payment amount       Date of court approval
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

UST - 14, Continuation Sheet             Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:             5-23-01 thru 5-31-01

 Statement of Cash Receipts
 and Disbursements

                                         Account Name:   Jore Corporation DIP
                                                         ----------------------
                                                         DIP Operating Account
                                         Account Number  495-0029603
                                         Depository:     Wells Fargo

Date     Source                    Description          $ Amount       Balance
--------------------------------------------------------------------------------
1        Beginning Cash Balance                                               -


                                                       -------------------------
2        Total Cash Receipts                                   -


                                                       -------------------------

3        Total Disbursements                          (337,710.85)            -


4        Total Transfers from Line of Credit           203,350.48


                                                       -------------------------
5        Ending Book Cash Balance                                   (134,360.37)
                                                       =========================


         Other Adjustment                                             (5,896.30)
         Total checks outstanding as of 5/31/01                      123,633.40

                                                       -------------------------
6        Balance per bank statement 5/31/01                          (16,623.27)
                                                       =========================

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet             Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              June 2001

 Statement of Cash Receipts
 and Disbursements

                                         Account Name:   Jore Corporation DIP
                                                         ----------------------
                                                         DIP Operating Account
                                         Account Number  495-0029603
                                         Depository:     Wells Fargo

Date     Source                    Description          $ Amount       Balance
--------------------------------------------------------------------------------
1        Beginning Cash Balance                                     (134,360.30)


                                                       -------------------------
2        Total Cash Receipts                                    -


                                                       -------------------------

3        Total Disbursements                         (2,264,227.57)            -


4        Total Transfers from Line of Credit          1,768,352.78


                                                       -------------------------
5        Ending Book Cash Balance                                   (630,235.09)
                                                       =========================


         Other Adjustment                                             (4,769.52)
         Total checks outstanding                                    473,777.87

                                                       -------------------------
6        Balance per bank statement 6/30/01                         (161,226.74)
                                                       =========================

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet          Case Number:        01-31609-11
                                      Rule 2015 Report for the Month and Year
                                      of:                 5-23-01 thru 5-31-01
Statement of Cash Receipts
 and Disbursements
                                      Account Name:       Jore Corporation
                                                          -------------------
                                                          General Account
                                      Account Number:     5130001224
                                      Depository:         Wells Fargo
           Cash Receipts

Date       Source                    Description    $ Amount             Balance
--------------------------------------------------------------------------------
           Beginning Cash Balance                                           0.00


                                                    ----------------------------
           Total Cash Receipts                              -

           Cash Disbursements

Date       Check #   Payee           Description    $ Amount
--------------------------------------------------------------------------------

5/23/01              Mt. State Tax                  (8,789.45)
5/29/01              Client Analysis Srvc Chrg      (2,431.18)
                                                    ----------------------------
           Total Disbursements                                       (11,220.63)
                                                    ----------------------------

5/23/01              Line of Credit Transfer        2,431.18
5/30/01              Line of Credit Transfer        8,789.45
                                                    ----------------------------
          Total Transfers from Line of Credit                          11,220.63
                                                    ----------------------------

                                                    ----------------------------
          Ending Book Cash Balance                                          0.00

                                                    ----------------------------
          Balance per bank statement 5/31/01                                0.00
                                                    ----------------------------

          Closed Account

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet  Case Number:       01-31609-11
                              Rule 2015 Report for the Month and Year
                              of:                May-01

Statement of Cash Receipts
and Disbursements

                            Account Name:   Jore Corporation
                                            Self-funded Health Insurance Program
                            Account Number: 513-0002180
                            Depository:     Wells Fargo

             Cash Receipts

Date         Source              Description          $ Amount           Balance
--------------------------------------------------------------------------------
    1        Beginning Cash Balance 5/23/01                         (175,489.35)

                                                      --------------------------
    2        Total Cash Receipts                            -

                                                      --------------------------
    3        Total Disbursements                            -

    4        Transfers

                                                      --------------------------
             Total Transfers                                -

             Book Adjustments

                                                      --------------------------
             Total Book Adjustments                         -

    5        Ending Book Balance 5/31/2001                          (175,489.35)
                                                      ==========================

      Outstanding Checks to be voided in July                         51,763.97
      Prepetition checks voided in June                              123,725.38
                                                      --------------------------
      Balance in Self-funded Health Insurance                                 -
      Acct per 5/31/01 Bank Statement                 ==========================

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet  Case Number:       01-31609-11
                              Rule 2015 Report for the Month and Year
                              of:                June 2001
Statement of Cash Receipts
and Disbursements
                            Account Name:   Jore Corporation
                                            Self-funded Health Insurance Program
                            Account Number: 513-0002180
                            Depository:     Wells Fargo


             Cash Receipts

Date         Source              Description           $ Amount          Balance
--------------------------------------------------------------------------------
    1        Beginning Cash Balance                                 (175,489.35)

                                                      --------------------------
    2        Total Cash Receipts                             -

             Cash Disbursements

Date   Check # Payee     Description                   $ Amount
--------------------------------------------------------------------------------
6/18/01        Various   Release of Group of Checks (11,799.04)
6/21/01        Various   Release of Group of Checks  (4,660.77)
6/28/01        Various   Release of Group of Checks    (244.75)

                                                      --------------------------
    3        Total Disbursements                    (16,704.56)

    4        Transfers
6/25/01      Transfers from Line of Credit             5,565.71
6/26/01      Transfers from Line of Credit             4,862.98
6/28/01      Transfers from Line of Credit            $3,778.22
6/29/01      Transfers from Line of Credit            $1,154.00

                                                      --------------------------
             Total Transfers                          15,360.91

             Book Adjustments
6/30/01      Void pre-petition checks not released   123,725.38
6/30/01      Entry made recording release of checks
             was duplicated - correct in July        (16,459.81)
                                                      --------------------------
             Total Book Adjustments                  107,265.57

    5        Ending Book Balance                                     (69,567.43)
                                                      ==========================

      Book Adjustments to be corrected in July                        16,459.81
      Outstanding Checks                                              53,107.62
      Bank Adjustments                                                  (710.50)
      Sweep funds in-transit                                                  -
                                                      --------------------------
      Balance in Self-funded Health Insurance Acct                      (710.50)
      per 6/30/01 Bank Statement                      ==========================

See exhibit 99.K Bank Statement attached

 UST - 14, Continuation Sheet          Case Number: 01-31609-11
                                       Rule 2015 Report for the Month and Year
                                       of:                 May-01
 Statement of Cash Receipts
 and Disbursements
                                       Account Name:   Jore Corp Bancontrol
                                       Account Number: 003-0082267
                                       Depository:     Wells Fargo

         Cash Receipts

Date              Source          Description           $ Amount         Balance
--------------------------------------------------------------------------------
1        Beginning Cash Balance 5/23/01                               (5,738.86)
         Total A/R Trade Cash Receipts                  145,486.72
         Total Other Cash Receipts                        5,748.98
                                                        ------------------------
2        Total Cash Receipts                            151,235.70

         Cash Disbursements

Date   Check #    Payee           Description           $ Amount
--------------------------------------------------------------------------------

         Wells Fargo         Paydown Line of Credit    (119,185.27)
                                                       -------------------------
3        Total Disbursements                           (119,185.27)

4        Transfers
         Transfer from Lockbox                          92,100.76
5/31/01MiscellaneousCheck # 87985 From
Closd Account Ronan State Bank                          20,239.52
5/31/01MiscellaneousCheck # 39015 MOUN
Closed Account MOUNTAIN WESTBANK #3400                  25,316.14
5/31/0121404 Wells Fargo Ref 21404 Wells Fargo
inv acct /to close                                       7,748.03
                                                       -------------------------
         Total Transfers                               145,404.45

5        Ending Book Balance 5/31/2001                               171,716.02
                                                       =========================
         Bank Adjustments                                               (976.22)
         Deposits in-transit                                         (54,245.98)
                                                       -------------------------
Balance in Bancontrol Acct per 5/31/01 Bank Statement                 116,493.82
                                                       =========================
See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet          Case Number: 01-31609-11
                                      Rule 2015 Report for the Month and Year
                                      of:                 June 2001
Statement of Cash Receipts
and Disbursements
                                      Account Name:   Jore Corp Bancontrol
                                      Account Number: 003-0082267
                                      Depository:     Wells Fargo

         Cash Receipts
         -------------

Date     Source             Description                 $ Amount         Balance
--------------------------------------------------------------------------------
1        Beginning Cash Balance                                       171,716.02

         Total A/R Trade Cash Receipts                 679,112.69
         Total Other Cash Receipts                      17,364.66

                                                       -------------------------
2        Total Cash Receipts                           696,477.35

         Cash Disbursements
         ------------------

Date   Check #     Payee            Description         $ Amount
--------------------------------------------------------------------------------
                Wells Fargo  Paydown Line of Credit   (859,992.90)
                                                      --------------------------
3        Total Disbursements                          (859,992.90)

4        Transfers
             Transfer from Lock Box Account             43,310.92
6/27/01      Transfer to Lockbox                      ($30,073.17)

                                                      --------------------------
         Total Transfers                                13,237.75

5        Ending Book Balance                                          21,438.22
                                                      ==========================

      Bank Adjustments                                                  (976.22)
      Sweep funds in-transit                                                  -
                                                      --------------------------
      Balance in Bancontrol Acct per                                  20,462.00
      6/30/01 Bank Statement                          ==========================

See exhibit 99.K Bank Statement attached

 UST - 14, Continuation Sheet      Case Number: 01-31609-11
                                   Rule 2015 Report for the Month and Year
                                   of:         May 2001
 Statement of Cash Receipts
 and Disbursements
                                   Account Name:  Jore Corporation Lockbox
                                   Account Number:5130001216
                                   Depository:    Wells Fargo
         Cash Receipts

Date     Source            Description                 $ Amount          Balance
--------------------------------------------------------------------------------
1        Beginning Cash Balance                                               -

         Total A/R Trade Receipts                      92,100.76
                                                      --------------------------
2        Total Cash Receipts                           92,100.76

         Cash Disbursements

Date   Check #    Payee           Description          $ Amount
--------------------------------------------------------------------------------

3        Total Disbursements                                   -

4        Transfers
         Transfer to Bancontrol Account               (92,100.76)

                                                      --------------------------
         Total Transfers                              (92,100.76)

5        Ending Book Balance                                                0.00
                                                      ==========================

       Book Balance @ 5/31/01                                               0.00

                                                      --------------------------

Balance in Lock Box Acct per 5/31/01 Bank Statement                          -
                                                      ==========================
See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet      Case Number: 01-31609-11
                                  Rule 2015 Report for the Month and Year
                                  of:         June 2001
Statement of Cash Receipts
and Disbursements
                                  Account Name:  Jore Corporation Lockbox
                                  Account Number:5130001216
                                  Depository:    Wells Fargo

         Cash Receipts

Date     Source              Description               $ Amount          Balance
--------------------------------------------------------------------------------
1        Beginning Cash Balance                                               -

                            Total A/R Trade Receipts   77,588.29
                                                     ---------------------------
2        Total Cash Receipts                           77,588.29

         Cash Disbursements

Date   Check #    Payee         Description            $ Amount
--------------------------------------------------------------------------------

6/12/01           Wells Fargo   Paydown Line of Credit  (9,156.00)
6/18/01           Wells Fargo   Paydown Line of Credit (12,809.97)
6/19/01           Wells Fargo   Paydown Line of Credit  (4,286.08)
6/21/01           Wells Fargo   Paydown Line of Credit  (2,624.05)
6/22/01           Wells Fargo   Paydown Line of Credit  (3,431.77)
6/26/01           Wells Fargo   Paydown Line of Credit  (1,809.15)
6/27/01           Wells Fargo   Paydown Line of Credit (30,073.17)
6/28/01           Wells Fargo   Paydown Line of Credit    (160.35)
                                                       -------------------------
3        Total Disbursements                           (64,350.54)

4        Transfers
             Transfer to Bancontrol Account            (43,310.92)
             Transfer from Bancontrol Account           30,073.17
                                                       -------------------------
         Total Transfers                               (13,237.75)
                                                       -------------------------
5        Ending Book Balance                                               0.00
                                                       =========================
                                                                              -
                                                       -------------------------
Balance in Lockbox Acct per 6/30/01 Bank Statement                         0.00
                                                       =========================

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet       Case Number:               01-31609-11
                                   Rule 2015 Report for the Month and Year
                                   of:                        May 23-May 31 2001
Statement of Cash Receipts
and Disbursements
                                   Account Name:              Jore Corporation
                                                              Payroll Account
                                   Account Number:            513-0001935
                                   Depository:                Wells Fargo
           Cash Receipts

Date      Source         Description               $ Amount              Balance
     ---------------------------------------------------------------------------
1 5/23/01 Beginning Cash Balance                                     (35,799.10)
                                                                              -
                                                                              -
                                                   -----------------------------
2         Total Cash Receipts                             -                   -

          Cash Disbursements
                                                       Net
Date   Payee                                       $ Amount
--------------------------------------------------------------------------------
Totals         Checks                             ($48,193.61)
               DD                                 (117,631.55)
                                                   -----------------------------
3         Total Disbursements                    ($165,825.16)

          Transfers from Line of Credit            127,528.40

                                                   -----------------------------
4         Total Transfers                          127,528.40

          Book Adjustments:
     Payroll Accrual - reversed in June           (144,450.86)
     Record Checks dated May recorded in June        5,324.21
     5/31/01 voids                                  12,604.47
                                                   -----------------------------
          Total Book Adjustments                  (126,522.18)
                                                   -----------------------------
5         Ending Book Cash Balance                                  (200,618.04)
                                                   =============================

     Record checks dated May recorded in June                          5,903.54
     Payroll Accrual to be reversed in June                          144,450.86
     Bank Adjustments                                                   (362.54)
     Outstanding Checks                                               41,066.02
                                                   -----------------------------
     Balance per 5/31/01 Payroll Acct Statement                       (9,560.16)
                                                   =============================

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet       Case Number:               01-31609-11
                                   Rule 2015 Report for the Month and Year
                                   of:                        June 30, 2001
Statement of Cash Receipts
and Disbursements
                                   Account Name:              Jore Corporation
                                                              Payroll Account
                                   Account Number:            513-0001935
                                   Depository:                Wells Fargo
         Cash Receipts

Date            Source     Description           $ Amount                Balance
--------------------------------------------------------------------------------
1 6/1/01 Beginning Cash Balance                                     (200,618.04)
                                                                              -
                                                 -------------------------------
2        Total Cash Receipts                           -                       -

         Cash Disbursements
                                                     Net
Date   Payee                                     $  Amount
--------------------------------------------------------------------------------
         Total  Checks                           (103,473.78)
            Direct Deposit                       (140,858.43)
            Direct Deposit                       (162,557.86)
                                                 -------------------------------
3        Total Disbursements                     (406,890.07)

         Transfers from Line of Credit            443,900.64
                                                 -------------------------------
4        Total Transfers                          443,900.64

         Book Adjustments:
         Payroll Accrual Reversal                 144,450.86
         Makeup Cks included in June PP             5,903.54
                                                 -------------------------------
         Total Book Adjustments                   150,354.40
                                                 ===============================
5        Ending Book Cash Balance                                    (13,253.07)
                                                 ===============================

         Bank Adjustment                                                (362.54)
         Outstanding Checks                                            7,420.19
                                                 -------------------------------
Balance per 6/30/01 Payroll Bank Statement                            (6,195.42)
                                                 ===============================

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet             Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:             5/23 thru 5/31/01
Statement of Cash Receipts
and Disbursements
                                         Account Name:   Jore Corporation
                                                         Ronan State Bank
                                         Account Number: 725562
                                         Depository:     Ronan State Bank
           Cash Receipts

Date    Source         Description              $ Amount                 Balance
--------------------------------------------------------------------------------
1          Beginning Cash Balance                                      4,656.93
                                               ---------------------------------

2          Total Cash Receipts
                  Trans America deposit return  25,000.00

           Cash Disbursements

Date   Check # Payee        Description         $ Amount                 Balance
--------------------------------------------------------------------------------
5/29  81811 YELLOW FREIGHT SYSTEM  FREIGHT OUT  (1,364.94)
5/29  81812 USF REDDAWAY           SHIPPING     (5,000.00)
5/29  81813 USPS                   POSTAGE        (300.00)
5/29  81814 FRANKLIN COMMUNICATIONSTELEPHONE
            MAINTENANCE                           (320.00)
5/29  81815 JESSEN, DICK           EMPLOYEE       (665.47)
5/29  81816 DELUXE BUSINESS FORMS  MRO            (565.00)
5/30  81817 CENEX FARM AND HOME SUPFUEL         (1,000.00)
5/30  81818 FRANKLIN COMMUNICATIONSTELEPHONE
            MAINTENANCE                           (200.00)
5/25        Money Order Charge                      (2.00)
                                               ---------------------------------
3          Total Disbursements                   (9,417.41)

           Transfers
Account closed - Balance transferred to Wells   (20,239.52)
                                               ---------------------------------
4          Total Transfers                      (20,239.52)
                                               ---------------------------------
5          Ending Book Cash Balance                                           -
                                               =================================
Outstanding Checks                                                            -
                                               ---------------------------------
Balance per 05/31/01 Bank Statement                                           -
                                               =================================

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet            Case Number:    01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:             May 31, 2001
Statement of Cash Receipts
and Disbursements
                                        Account Name:   Account Name:
                                                        RSB Investment accts
                                        Account Number: CD 15767 & 15374
                                        Depository:     Ronan State Bank
          Cash Receipts

Date      Source         Description        $ Amount         Cummulative Balance
--------------------------------------------------------------------------------
1 5/23/01 Beginning Cash Balance                                     126,634.19
                                            ------------------------------------
2         Accrued Interest as of 5/31/01      645.27
                                            ------------------------------------
3         Total Disbursements                      -

4         Transfers
                                            ------------------------------------
5         Ending Book Cash Balance                                   127,279.46
                                            ====================================
          Net Transfers to Investment Account
Interest Accrual to end of May 2001 not
recorded in Bank CD 15767                                               (234.27)
                                            ------------------------------------
Balance per 05/31/01 Bank Statement                                  127,045.19
                                            ====================================

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet            Case Number:     01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:              June 30, 2001
Statement of Cash Receipts
and Disbursements
                                        Account Name:   Account Name:
                                                        RSB Investment accts
                                        Account Number: CD 15767 & 15374
                                        Depository:     Ronan State Bank
          Cash Receipts

Date      Source         Description        $ Amount         Cummulative Balance
--------------------------------------------------------------------------------
1 5/23/01 Beginning Cash Balance                                     127,279.46
                                            ------------------------------------
2         Accrued Interest as of 5/31/01      627.66
                                            ------------------------------------
3         Total Disbursements                      -

4         Transfers
                                            ------------------------------------
5         Ending Book Cash Balance                                   127,907.12
                                            ====================================
          Net Transfers to Investment Account
Interest Accrual to end of May 2001 not
recorded in Bank CD 15767                                               (223.63)
                                            ------------------------------------
Balance per 05/31/01 Bank Statement                                  127,683.49
                                            ====================================

See exhibit 99.K Bank Statement attached

 UST - 14, Continuation Sheet            Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              May 31, 2001
Statement of Cash Receipts
and Disbursements
                                         Account Name:   Jore Corporation
                                                         Whitefish Credit Union
                                         Account Number: 817452
                                         Depository:     Whitefish Credit Union
            Cash Receipts

Date  Source        Description             $ Amount         Cummulative Balance
--------------------------------------------------------------------------------
1   5/23/01 Beginning Cash Balance                                     1,072.69
                                             -----------------------------------
2           Accrued Interest as of 5/31/01      4.61
                                             -----------------------------------
3           Total Disbursements                    -

4           Transfers
                                             -----------------------------------
5           Ending Book Cash Balance                                   1,077.30
                                             ===================================
            Net Transfers to Investment Account
            Interest Accrual  not recorded in Bank                       (23.05)
                                             -----------------------------------
     Balance per 05/31/01 Bank Statement                               1,054.25
                                             ===================================

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet            Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:             June 30, 2001
Statement of Cash Receipts
and Disbursements
                                         Account Name:   Jore Corporation
                                                         Whitefish Credit Union
                                         Account Number: 817452
                                         Depository:     Whitefish Credit Union
            Cash Receipts

Date  Source        Description             $ Amount         Cummulative Balance
--------------------------------------------------------------------------------
1   5/23/01 Beginning Cash Balance                                     1,077.30
                                             -----------------------------------
2           Accrued Interest as of 5/31/01      0.37
                                             -----------------------------------
3           Total Disbursements                    -

4           Transfers
                                             -----------------------------------
5           Ending Book Cash Balance                                   1,077.67
                                             ===================================
            Net Transfers to Investment Account
            Interest Accrual  not recorded in Bank                         0.00
                                             -----------------------------------
     Balance per 06/30/01 Bank Statement                               1,077.67
                                             ===================================

See exhibit 99.K Bank Statement attached

 UST - 14, Continuation Sheet            Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              May 31, 2001
 Statement of Cash Receipts
 and Disbursements
                                         Account Name:   Jore Corporation
                                                         Investments-Wells Fargo
                                         Account Number: 513-0001885
                                         Depository:     Wells Fargo
          Cash Receipts

Date    Source          Description         $ Amount         Cummulative Balance
--------------------------------------------------------------------------------
1 5/23/01 Beginning Cash Balance                                       7,748.03
                                             -----------------------------------
2
          Cash Disbursements

Date Check #  Payee    Description          $ Amount                     Balance
--------------------------------------------------------------------------------
3         Total Disbursements

4         Transfer to Bancontrol Account
          Wells Fargo                       (7,748.03)

5         Ending Book Cash Balance                                            -

          Net Transfers to Investment Account

     Outstanding Checks                                                       -
                                               ---------------------------------
     Balance per 05/31/01 Bank Statement                                      -
                                               =================================

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet             Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:             May 31, 2001
Statement of Cash Receipts
and Disbursements
                                         Account Name:  Jore Corporation
                                                        Investments-MWB
                                         Account Number:340005651
                                         Depository:    Mountain West Bank
          Cash Receipts

Date      Source         Description         $ Amount        Cummulative Balance
--------------------------------------------------------------------------------
1 5/23/01 Beginning Cash Balance                                     212,990.33

  5/31/01 Accrued Interest                     65.20
                                           -------------------------------------
3         Total Disbursements

4 5/31/01 Transfers to BanControl         (25,316.14)
                                           -------------------------------------
5         Ending Book Cash Balance                                   187,739.39
                                           =====================================

          Net Transfers to Investment Account

Bank Transferred to Cashiers as offset on  Secured Loan             (187,739.39)
                                           -------------------------------------
     Balance per 05/31/01 Bank Statement                                      -
                                           =====================================

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet             Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:             June 30, 2001
Statement of Cash Receipts
and Disbursements
                                         Account Name:  Jore Corporation
                                                        Investments-MWB
                                         Account Number:340005651
                                         Depository:    Mountain West Bank
         Cash Receipts

Date     Source       Description         $ Amount           Cummulative Balance
--------------------------------------------------------------------------------
1 6/1/01 Beginning Cash Balance                                      187,739.39
                                           -------------------------------------

         Cash Disbursements

Date  Check #  Payee       Description     $ Amount                      Balance
--------------------------------------------------------------------------------
       Offset against outstanding loans   (187,739.39)
                                           -------------------------------------
3        Total Disbursements

4        Transfers
                                           -------------------------------------
5        Ending Book Cash Balance                                             -
                                           =====================================

         Net Transfers to Investment Account

         Outstanding Checks                                                   -
                                           -------------------------------------
      Balance per 06/30/01 Bank Statement                                     -
                                           =====================================

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet             Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              May 23-31,2001
Statement of Cash Receipts
and Disbursements
                                         Account Name:   Jore-Edgerton
                                                         Imprest Cash
                                         Account Number: 6151508
                                         Depository:     M&I Bank South
                          Cash Receipts

Date      Source      Description           $ Amount         Cummulative Balance
--------------------------------------------------------------------------------
1 5/23/01 Beginning Cash Balance                                         287.10
                                            ------------------------------------
2         Total Cash Receipts                      -

          Cash Disbursements

Date  Check #  Payee      Description        $ Amount                   Balance
--------------------------------------------------------------------------------

3         Total Disbursements

4         Transfers
                                             -----------------------------------
5         Ending Book Cash Balance                                       287.10
                                             ===================================
          Net Transfers to Investment Account

          Entry to be recorded in July                                 1,696.95
                                              ----------------------------------
     Balance per 05/31/01 Bank Statement                               1,984.05
                                              ==================================


See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet             Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              June 30, 2001
Statement of Cash Receipts
and Disbursements
                                         Account Name:   Jore-Edgerton
                                                         Imprest Cash
                                         Account Number: 6151508
                                         Depository:     M&I Bank South

         Cash Receipts

Date     Source        Description          $ Amount         Cummulative Balance
--------------------------------------------------------------------------------
1 6/1/01 Beginning Cash Balance                                          287.10
                                            -----------------------------------
2        Total Cash Receipts                       -

         Cash Disbursements

Date  Check #  Payee        Description     $ Amount                    Balance
--------------------------------------------------------------------------------

                                             -----------------------------------
3           Total Disbursements

4           Transfers
            Transfer to New Account        (1,984.05)
            Wells Fargo 201-5068521

            Entry to be made in July        1,696.95
                                            ------------------------------------
5           Ending Book Cash Balance                                         -
                                            ====================================

            Net Transfers to Investment Account

                Outstanding Checks                                           -
                                            ------------------------------------
     Balance per 6/30/01 Bank Statement                                      -
                                            ====================================

               Closed Account

See exhibit 99.K Bank Statement attached

UST - 14, Continuation Sheet             Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:             June 2001
Statement of Cash Receipts
and Disbursements
                                         Account Name:   Petty Cash
                                         Account Number: 2015068521
                                         Depository:     Wells FargoBank
           Cash Receipts                                 Wisconsin

Date       Source     Description            $ Amount        Cummulative Balance
--------------------------------------------------------------------------------
1          Beginning Cash Balance                                            -
                                             -----------------------------------
2          Total Cash Receipts                     -

           Cash Disbursements

Date  Check #   Payee       Description      $ Amount                   Balance
--------------------------------------------------------------------------------
                                                   -

4          Transfers
           Transfer from M&I Account 6151508   1,984.05

           Entry to recorded July             (1,696.95)
                                             -----------------------------------
5          Ending Book Cash Balance                                      287.10
                                             ===================================

       Net Transfers to Investment Account
       Reconciling item                                                 (722.11)
       Entries to be recorde in July
       Credit on utilities AT&T                                        2,835.88
       Entries to be recorde in July
       Bank Charges                                                       (5.00)
       Outstanding cks                                                  (445.01)
                                             -----------------------------------
     Balance per 06/30/01 Bank Statement                               2,395.87
                                             ===================================

See exhibit 99.K Bank Statement attached

                                         Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              May 2001

                      UST-15, Statement of Aged Receivables

Post-Petition Total Due   (0-30 Days)   (31-60 Days)   (61-90 Days)  (91 & Over)    Amount Considered
Receivables                                                                         Uncollectible

              ------------------------------------------------------------------------------------------
              723,664       711,802     51,178         (10,457)      (28,859)
              ------------------------------------------------------------------------------------------
Pre-Petition
Receivables
              ------------------------------------------------------------------------------------------
              2,519,566   2,272,382     13,045         10,135        224,004        117,672
              ------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------
Totals
Pre-Petition
              3,243,231   2,984,184     64,223           (322)       195,146        117,672
              ==========================================================================================

Accounts Receivable Reconciliation

1. Opening Balance                             5/22/01                2,519,566

2. Sales on Account this Month (5-23-01 through 5-30-01)              1,019,398

   2a.  Adjustments (5-23-01 through 5-30-01)                           (53,811)
                                                               -----------------

3. Balance (add lines 1, 2 & 2a)                                      3,485,153
                                                               -----------------

4. Amounts Collected on Receivables (5-23-01 through 5-31-01)          (241,922)
                                                               -----------------

5. Balance                                     5/31/01                3,243,231

 Reserved for Uncollectible accounts                                   (123,796)

 Reserved for Sales Alllowance, Returns, Promo accounts                (222,128)

                                                               -----------------

Per Balance Sheet                        5/31/01                       2,897,308
                                                               =================


Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due?

1. Customer required additional proof of delivery on payments past due which were provided. This has been normal course of business with some of the larger retailers the Company sells to.

2. A few of our customers have not paid due to the Chapter 11 Bankruptcy, we have been working with them and should be receiving payment from them soon.

Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor?

On the Balance sheet in a separate line item there are Notes Receivable from Shareholders. The totals are not reflected in the above A/R aging.

                                         Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              June 2001

                      UST-15, Statement of Aged Receivables


Post-Petition Total Due   (0-30 Days)   (31-60 Days)   (61-90 Days)  (91 & Over)    Amount Considered
Receivables                                                                         Uncollectible

              ------------------------------------------------------------------------------------------

              1,901,481   1,825,796     110,957        49,776        (85,047)       (22,254)
              ------------------------------------------------------------------------------------------

Pre-Petition
Receivables
              ------------------------------------------------------------------------------------------
              2,519,566   2,272,382      13,045        10,135        224,004        117,672
              ------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------
Totals
Pre-Petition
              4,421,047   4,098,176     124,001        59,911        138,957         95,418
              ==========================================================================================

Accounts Receivable Reconciliation

1. Opening Balance                            5/31/01               3,243,231

2. Sales on Account this Month                                      2,294,620

   2a.  Adjustments                                                  (359,443)
                                                              ----------------

3. Balance (add lines 5, 6 & 6a)              6/30/01               5,178,408
                                                              ----------------

4. Amounts Collected on Receivables                                  (757,361)

                                                              ----------------
5. Closing Balance            6/30/01                       -       4,421,047
                                                              ================

 Reserved for Uncollectible accounts                                 (100,003)

 Reserved for Sales Alllowance, Returns, Promo accounts              (309,837)

                                                              ----------------

Per Balance Sheet                       6/30/01                      4,011,206
                                                              ================


Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due?

1. Customer required additional proof of delivery on payments past due which were provided. This has been normal course of business with some of the larger retailers the Company sells to.

2. A few of our customers have not paid due to the Chapter 11 Bankruptcy, we have been working with them and should be receiving payment from them soon.

Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor?

On the Balance sheet in a separate line item there are Notes Receivable from Shareholders. The totals are not reflected in the above A/R aging.

                                         Case Number:      01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:               May 23 - May 31, 2001

                   UST-16, Statement of Post Petition Payables

                                 Part A - Taxes

May 23-May 30, 2001        (1) Unpaid post-petition    (2) Post-petition       (3) Post-petition       (4) Unpaid post-
                           taxes from prior reporting  taxes accrued this      tax payments made this  petition taxes at
Type of tax                month                       month (new obligations) reporting month         end of reporting month
-----------------------------------------------------------------------------------------------------------------------------
   Federal Taxes
   Employee withholding taxes          -                   21,013.94                                     21,013.94
   FICA/Medicare-Employee              -                   15,483.47                                     15,483.47
   FICA/Medicare-Employer              -                   15,483.47                                     15,483.47
   Unemployment                        -                      327.04                                        327.04
                                                                                                                 -
   State Taxes                                                                                                   -
   Dept. of Revenue WI                 -                      360.86                                        360.86
   Dept. of Revenue CA                 -                           -                  -                          -
   Dept. of Revenue MT                 -                    7,185.11                                      7,185.11
   Dept. of Labor & Industries       N/a                         N/a                N/a                        N/a
   Unemployment WI                     -                       86.86                                         86.86
   Unemployment MT                     -                    2,226.29                  -                   2,226.29
   Empl. Security Dept.              N/a                         N/a                N/a                        N/a
                                                                                                                 -
   Other Taxes                                                                                                   -
   Local city/county                 N/a                         N/a                N/a                        N/a
   Gambling                          N/a                         N/a                N/a                        N/a
(1)Personal property                   -                           -                  -                          -
(1)Real Property                       -                           -                  -                          -
   Other                               -                           -                  -                          -

                                                                                                 ------------------
                                                             Total Unpaid Post-Petition Taxes              $ 62,167
                                                                                                 ==================

(1)Assessment date for 2001 was March.  Entire amount is pre-petition.

Explain the reason for any delinquent tax reports or tax payments:

                                         Case Number:      01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              June 30, 2001

                   UST-16, Statement of Post Petition Payables

                                 Part A - Taxes

June 01-June 30, 2001      (1) Unpaid post-petition    (2) Post-petition       (3) Post-petition       (4) Unpaid post-
                           taxes from prior reporting  taxes accrued this      tax payments made this  petition taxes at
Type of tax                month                       month (new obligations) reporting month         end of reporting month
-----------------------------------------------------------------------------------------------------------------------------
   Federal Taxes
   Employee withholding taxes       21,013.94              69,502.66               59,511.37             31,005.23
   FICA/Medicare-Employee           15,483.47              50,556.74               43,149.71             22,890.50
   FICA/Medicare-Employer           15,483.47              50,556.74               43,149.71             22,890.50
   Unemployment                        327.04               1,029.86                       -              1,356.90
                                                                                                                 -
   State Taxes                                                                                                   -
   Dept. of Revenue WI                 360.86               1,819.47                1,277.16                903.17
   Dept. of Revenue CA                      -                      -                       -                     -
   Dept. of Revenue MT               7,185.11              23,107.30               19,825.65             10,466.76
   Dept. of Labor & Industries            N/a                    N/a                     N/a                   N/a
   Unemployment WI                      86.86                  55.20                       -                142.06
   Unemployment MT                   2,226.29               7,188.22                       -              9,414.51
   Empl. Security Dept.                   N/a                    N/a                     N/a                   N/a
                                                                                                                 -
   Other Taxes                                                                                                   -
   Local city/county                      N/a                    N/a                     N/a                   N/a
   Gambling                               N/a                    N/a                     N/a                   N/a
(1)Personal property                        -                      -                       -                     -
(1)Real Property                            -                      -                       -                     -
   Other                                    -                      -                       -                     -
                                                                                               -------------------
                                                           Total Unpaid Post-Petition Taxes               $ 99,070
                                                                                               ===================
(1)Assessment date for 2001 was March.  Entire amount is pre-petition.

Delinquent Tax Reports and Tax Payments
Taxing agency  Tax reporting period Report due date Payment due date  Amount due
--------------------------------------------------------------------------------
N/A

Explain the reason for any delinquent tax reports or tax payments:

                                         Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              May 2001

                   UST-16, Statement of Postpetition Payables
                             Part B - Other Payables

Reconciliation of Post-Petition Payables (excluding taxes and professional fees)

 1. Closing balance from prior month                                          0
                                                            --------------------
 2. New payables added 5/23/01 thru 5/30/01                             292,292
                                                            --------------------

 3. Less payments made 5/23/01 thru 5/30/01                            (289,082)
                                                            --------------------

 4. Closing Balance  5/30/01 (Subtract line 4 from line 3)                3,209
                                                            --------------------


 2. Statement of Postpetition Payments on Executory Contracts & Leases

    Entity Paid               Total amount of   Total amount of   Total Post
                              Payments Due      Payments made     Petition
                                                                  Delinquency
 May
    C&C Land                  18,154.32         18,154.32                 0
                                                                          0
                              ----------------------------------------------
 Totals                       18,154.32         18,154.32                 0
                              ==============================================

 3. Statement of Postpetition Payments to Secured Creditors

    Entity Paid               Total amount of   Total amount of   Total Post
                              Payments Due      Payments made     Petition
                                                                  Delinquency

                                                                          0
                                                                          0
                                                                          0
                                                                          0
                                                                          0
                                                                          0
                                                                          0

                             -----------------------------------------------
  Totals                              -                -                   -
                             ===============================================

                                         Case Number:     01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              June 2001

                   UST-16, Statement of Postpetition Payables
                             Part B - Other Payables

Reconciliation of Post-Petition Payables (excluding taxes and professional fees)

 1. Closing balance from prior month                                      3,209
                                                            --------------------
 2. New payables added 6/01/01 thru 6/30/01                           1,907,178
                                                            --------------------

 3. Less payments made 6/01/01 thru 6/30/01                          (1,906,388)
                                                            --------------------

 4. Closing Balance  5/30/01 (Subtract line 4 from line 3)                4,000
                                                            --------------------


 2. Statement of Postpetition Payments on Executory Contracts & Leases

    Entity Paid               Total amount of   Total amount of   Total Post
                              Payments Due      Payments made     Petition
                                                                  Delinquency
    Blackfoot Telephone       26,703.96         26,703.96                 0
    Browning Ferris Ind           85.00             85.00                 0
    Mission Valley Power      22,542.35         22,542.35                 0
    Seabury & Smith           15,748.34         15,748.34                 0
    Caterpillar Inc.           6,586.02          6,586.02                 0
                              ----------------------------------------------
 Totals                       71,665.67         71,665.67                 0
                              ==============================================

 3. Statement of Postpetition Payments to Secured Creditors

    Entity Paid               Total amount of   Total amount of   Total Post
                              Payments Due      Payments made     Petition
                                                                  Delinquency

                                                                          0
                                                                          0
                                                                          0
                                                                          0
                                                                          0
                                                                          0
                                                                          0
                             -----------------------------------------------
  Totals                              -                -                   -
                             ===============================================

                                         Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           May-01

                   UST-16, Statement of Postpetition Payables
                      Part C - Estimated Professional Fees

Schedule of Payments to Professionals (Attorney, accountant, appraiser, consultant, etc)
May 23 - May 31, 2001

                                    Amount of       Fees and        Fees and        Total fees and
Type of Professional                Retainer        expenses from   expenses added  expenses at
(Nature of Service)                 (if applicable) prior months    this month      month end
-----------------------------------------------------------------------------------------------
Perkins Coie (Debtor Attorney)       -              -                57,791        57,791
Glass & Associates (Management                      -                30,145        30,145
Consultants)
(Accountant for Debtor)              -              -                     -             -
Trustee's Council                    -              -                                   -
Shulkin (Creditors' Committee
Counsel)                             -              -                                   -
Creditors' Committee
other professional                   -              -                                   -

                                  --------------------------------------------------------------
Totals                             $ -            $ -              $ 87,936      $ 87,936
                                  ==============================================================

Note 1: Reference Court order dated 6/28/01 allowing interim billings of 80% of professional fees and 100% of expenses.

Note 2: Estimated professional fees were accrued in financials that were different that subsequent estimates shown above. These will be trued up in July reports.

                                         Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           June-01

                   UST-16, Statement of Postpetition Payables
                      Part C - Estimated Professional Fees

Schedule of Payments to Professionals (Attorney, accountant, appraiser, consultant, etc)
June 01 - June 30, 2001

                                    Amount of       Fees and        Fees and        Total fees and
Type of Professional                Retainer        expenses from   expenses added  expenses at
(Nature of Service)                 (if applicable) prior months    this month      month end
-----------------------------------------------------------------------------------------------
Perkins Coie (Debtor Attorney)       -              57,791          120,648        178,439
Glass & Associates (Management                      30,145          118,073        148,218
Consultants)
(Accountant for Debtor)              -              -                     -              -
Trustee's Council                    -              -                                    -
Shulkin (Creditors' Committee
Counsel)                             -              -                56,250         56,250
Creditors' Committee
other professional                   -              -                   840            840

                                  --------------------------------------------------------------
Totals                             $ -            $ 87,936          $295,811      $383,747
                                  ==============================================================

Note 1: Reference Court order dated 6/28/01 allowing interim billings of 80% of professional fees and 100% of expenses.

Note 2: Estimated professional fees were accrued in financials that were different that subsequent estimates shown above. These will be trued up in July reports.

                                         Case Number:      01-31609-011
                                         Rule 2015 Report for the Month and Year
                                         of:               May & June 2001

                         UST-17, Statement of Operations

INSTRUCTIONS: Answer each question fully and attach additional sheets if necessary to provide a complete response.
                                                                         Yes  No

Question 1 - Sale of Debtor's Assets. Did the debtor, or another party        No
on behalf of the debtor, sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold at auction, attach a copy of the auctioneer's report.

Question 2 - Financing. During the reporting month, did the debtor            No
receive any funds from an outside funding source? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 3 - Insider Loans. During the reporting month, did the debtor        No
receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 4 - Insurance and Bond Coverage. Did the debtor renew or        Yes
replace any insurance policies during this reporting month? If yes, attach a certificate of insurance for each renewal or change in coverage. Worker's Compensation insurance was replaced.

Were any of the debtor's insurance policies canceled or otherwise             No
terminated for any reason during the reporting month? If yes, explain.

Were any claims made during this reporting month against the debtor's         No
bond? (Answer "No" if the debtor is not required to have a bond.) If yes, explain.

Question 5 - Personnel Changes.  Complete the following:

                                                         Full-time     Part-time
Number of employees at beginning of month May 23, 2001         270        6
Employees added                                                  0        0
Employees resigned/terminated                                    0        0
                                                        --------------------
Number employees at end of month                               270        6
                                                        ====================

                    Gross Monthly Payroll and Taxes     $ 523,064
                                                        --------------------

                                                         Full-time     Part-time
Number of employees at beginning of month June                 270        6
Employees added                                                 15       58
Employees resigned/terminated                                  -12       -3
                                                        -----------------------
Number employees at end of month                               273       61
                                                        =======================

                    Gross Monthly Payroll and Taxes     $ 593,774
                                                        -----------------------

Question 6 - Significant Events. Explain any significant new developments during the reporting month.
The Debtor acquired new business with a major retailer.
The Debtor received approval on a revised DIP funding agreement to allow for additional borrowing of $4 million.

Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan reorganization.
See narrative.

WHERE TO FILE A MONTHLY FINANCIAL REPORT: The debtor is required to file its monthly report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed to the Bankruptcy Code and to their authorized agents.

File the original                        Send a copy to each of the following:

   United States Bankruptcy Court           Office of the United States Trustee
   P.O. Box 689                             P.O. Box 3509
   Butte, MT 59703                          Great Falls, MT 59403

                            If applicable, each member of any committees elected or appointed, and to their authorized agents.

                            Debtor's counsel.

                                                            Case No. 01-31609-11
Jore Corporation
Rule 2015 Report for the period May 23, 2001 through June 30, 2001
Narrative Report


Sales for the period May 23, 2001 ("petition date") through June 30, 2001 were $3.1 million, which is relatively constant with previous months of 2001. Jore's business is significantly seasonal, where approximately 75 percent of annual sales are shipped in the third and fourth quarters of the year.

Bankruptcy-to-date gross profit was negligible mostly due to underutilized capacity, which is treated as a period expense. The Company expects increasing gross profit in future months as production and sales volumes increase.

Nonrecurring expenses for the period May 23, 2001 through June 30, 2001 totaled $13 million, consisting mostly of asset write-downs. Excess and obsolete inventory write-downs totaled $8.4 million of the total nonrecurring expenses. Equipment and prepaid expense write-downs for unrecoverable costs were $3.2 million, and receivable write-offs were $800,000. Also included in this category are bankruptcy administration and professionals fees, which were $353,000. The significant asset write-downs caused a net loss for the period of $16.2 million.

The Company's debtor-in-possession financing agreement was approved as final by the court on June 28, 2001. A revised budget, which includes significant new business and additional financing, was approved by the court on July 10, 2001.

In June and July, the Company reached agreement with three secured creditors on adequate assurance payments. The Company is preparing amended schedules and statement of financial position for filing with the court in July.

The July financial statements will reflect the sale of two Chrysler vehicles and the payoff of their corresponding debt. This transaction was approved on the June 28th court date.

 Schedule A - attachment        Case Number:  01-31609-11
                                Rule 2015 Report for the Month and Year
                                of:           May-01
 Detail of Cash Receipts
 for Operating Sweep Account
                                Account Name: Jore Corporation
                                              Operating Investment Sweep Account
                                Account Numbe 003-0082267 & 5130001216
                                Depository:   Wells Fargo

                         Cash Receipts
Date    Source                            Description                                                       $ Amount         Balance
------------------------------------------------------------------------------------------------------------------------------------
1       Beginning Cash Balance                                                                                                     -
5/24/01 Miscellaneous                     Check # 325072 PRYOR RESOURSES Check #UND/CLASS NOT TAKEN/DEPOSIT OF $139.95
5/30/01 Miscellaneous                     Check # 4004 S TURNER/FOOD FROM KITCHEN                                $5.00
5/30/01 Miscellaneous                     Check # K10005508 PRINCIPAL GROUP/ Check #UND OVERPMNT                $10.09
5/30/01 Miscellaneous                     Check # 3707741B UPS FRT CLAIM HD INV # 37015/FRT 22.29, MERCH 100.00 $22.29
5/30/01 Miscellaneous                     Check # 2349A M YOUNG/ PERSONAL UPS                                   $28.06
5/30/01 Miscellaneous                     Check # 1343 R MAIERS/ COBRA                                         $180.23
5/30/01 Miscellaneous                     Check # 292908075 R JENNISON/ COBRA                                  $180.23
5/30/01 Miscellaneous                     Check # 3130046493 C LUCY/ COBRA                                     $180.23
5/30/01 Miscellaneous                     Check # 4140 G BANNISTER/ COBRA                                      $180.23
5/30/01 Miscellaneous                     Check # 7966 T LUND/ COBRA                                           $180.23
5/30/01 Miscellaneous                     Check # 5428 J LARGENT/ COBRA                                        $190.45
5/30/01 Miscellaneous                     Check # 5630 A SEIBERT/ COBRA                                        $190.45
5/30/01 Miscellaneous                     Check # 26733D S&K ELECTRONICS/ EMP SHARE/ SHIPPING DEPT             $239.22
5/30/01 Miscellaneous                     Check # 5547 S MCCLURE/RENT                                          $250.00
5/30/01 Miscellaneous                     Check # 19280 SEABURY & SMITH/Check #UND                             $437.57
5/30/01 Miscellaneous                     Check # 26733B S & K ELECTRONICS/ EMP SHARE/ ASSEMB DEPT             $440.63
5/30/01 Miscellaneous                     Check # 26733C S&K ELECTRONICS/ EMP SHARE/ DIE CAST DEPT             $521.84
5/30/01 Miscellaneous                     Check # 1034 D EVERTZ/COBRA                                          $571.96
5/30/01 Miscellaneous                     Check # 26733A S&K ELECTRONICS/EMP SHARE/PLAS INJ DEPT             $1,570.05
5/30/01 RONAN TRAVEL                      Check # 1505                                                         $100.00
5/31/01 HOME DEPOT DEPT. 25               Check # 3721052A UPS CLAIM Check #UND/MERCH 100.00 FRT 15.27 HD INV  $100.00
5/31/01 Miscellaneous                     Check # 2762 ROXY COTE/TOOLS                                          $15.00
5/31/01 Miscellaneous                     Check # 3721052B UPS CLAIM Check #UND/HD INV #40613/MERCH 100.00 FRT  $15.27      5,748.98
5/24/01 SEARS CANADA, INC                 Check # 508792                                                     $7,160.75
5/24/01 SEARS, ROEBUCK AND CO             Check # E96899                                                     $6,485.20
5/24/01 THE HOME DEPOT CANADA             Check # 193488                                                        $88.25
5/25/01 MCMASTER-CARR                     Check # 4192597                                                      $368.00
5/25/01 MID-STATES DISTRIBUTING           Check # 339783                                                        $64.75
5/25/01 VERMONT AMERICAN TOOL COMPANY     Check # 122760                                                       $120.00
5/29/01 HOME DEPOT DEPT. 25               Check # 7866045                                                   $70,109.70
5/29/01 LOWE'S CORPORATE TRADE PAYABLES   Check # 54247                                                        $925.76
5/29/01 SEARS CANADA, INC                 Check # 508842                                                       $561.20
5/30/01 ACE HARDWARE                      Check # 971674                                                       $211.39
5/30/01 CANADIAN TIRE RETAIL              Check # 213589                                                     $1,213.23
5/30/01 FIDELITONE INC.                   Check # 316582                                                       $492.07
5/30/01 HOME DEPOT DEPT. 25               Check # 3707741A UPS FRT CLAIM/100.00 MERCH, 22.29 FRT               $100.00
5/30/01 HOME DEPOT DEPT. 25               Check # 7872881                                                   $17,193.59
5/30/01 HOME DEPOT DEPT. 25               Check # 7879045                                                   $49,352.44
5/30/01 LOWE'S CORPORATE TRADE PAYABLES   Check # 2353342                                                    $2,209.90
5/30/01 LS STARRETT COMPANY               Check # 332519                                                     $3,845.52
5/30/01 MAKITA - USA                      Check # 522559                                                    $34,515.30
5/30/01 TECHTRONIC INDUSTRIES CO, LTD     Check # 1425                                                      $36,030.00
5/31/01 CANADIAN TIRE RETAIL              Check # 213761                                                       $727.79
5/31/01 CANADIAN TIRE RETAIL              Check # 213423                                                     $3,644.14
5/31/01 DA DAVIDSON                       Check # 2093                                                         $560.00
5/31/01 MENARDS                           Check # 1083352                                                    $1,608.50   $237,587.48

                                                                                                            ------------------------
2       Total Cash Receipts                                                                                 $243,336.46


Jore Lockbox account- Cash Receipts June 1-30, 2001

Document #      Customer       Date Entered                 Description                          Lockbox     Balance
1279       Miscellaneous         6/8/01 Paid Status   Ref 1279 V BATTLE/COBRA                     $180.23
1328       Miscellaneous         6/8/01 Paid Status   Ref 1328 Hills bank and Trust/Tax-Save   $11,815.53
1753A      Miscellaneous         6/8/01 Paid Status   Ref 1753A M STEVENS- HUNTER/COBRA           $180.23
1774       Miscellaneous         6/8/01 Paid Status   Ref 1774 K DOPPLER/COBRA                    $180.23
2557594980 Miscellaneous         6/8/01 Paid Status   Ref 2557594980 J MILLER/COBRA               $180.23
2760       Miscellaneous         6/8/01 Paid Status   Ref 2760 D GROGAN/COBRA                     $180.23
2844       Miscellaneous         6/8/01 Paid Status   Ref 2844 J SIAS/COBRA                       $180.23
5506       Miscellaneous         6/8/01 Paid Status   Ref 5506 L SNYDER/COBRA                     $391.15
6208       Miscellaneous         6/8/01 Paid Status   Ref 6208 P KERR/ TOOL PURCHASE               $56.00
814        Miscellaneous         6/8/01 Paid Status   Ref 814 P TAYLOR/COBRA                      $180.23
815        Miscellaneous         6/8/01 Paid Status   Ref 815 E TAYLOR/COBRA                      $180.23
1396       Miscellaneous        6/18/01 Paid Status   Ref 1396 V ROGERS/COBRA                     $190.45
1910       Miscellaneous        6/18/01 Paid Status   Ref 1910 M JORE/COBRA                       $424.43
19336      Miscellaneous        6/18/01 Paid Status   Ref 19336 SEABURY & SMITH/INS REFUND        $332.04
1996       Miscellaneous        6/18/01 Paid Status   Ref 1996 L TOEWS/COBRA                      $190.45
4158       Miscellaneous        6/18/01 Paid Status   Ref 4158 G BANNISTER/ COBRA                 $180.23
6805       Miscellaneous        6/18/01 Paid Status   Ref 6805 K MUIR/COBRA                       $367.67
7680       Miscellaneous        6/18/01 Paid Status   Ref 7680 D TORRES/CHARLIES STUDENT LOAN      $50.00
1517       RONAN TRAVEL         6/18/01 Paid Status   Ref 1517                                    $100.00
1351A      Miscellaneous        6/28/01 Paid Status   Ref 1351A R MAIERS/COBRA                    $180.23
2121       Miscellaneous        6/28/01 Paid Status   Ref 2121 DA DAVIDSON/BANK LOST 1ST CHECK    $545.00
2467       Miscellaneous        6/28/01 Paid Status   Ref 2467 CASH/C LOCKWOOD/TOOLS                $6.91
278207916  Miscellaneous        6/28/01 Paid Status   Ref 278207916 C LUCY/COBRA                  $180.23
4201       Miscellaneous        6/28/01 Paid Status   Ref 4201 L KOYLE/PERSONAL PURCHASE           $25.00
4560       Miscellaneous        6/28/01 Paid Status   Ref 4560 S JOHNSON/COBRA                    $416.11
47306503   Miscellaneous        6/28/01 Paid Status   Ref 47306503 US TREASURY/ REFUND F-1120      $10.04
5658       Miscellaneous        6/28/01 Paid Status   Ref 5658 A SEIBERT/COBRA                     $19.86
75066012714Miscellaneous        6/28/01 Paid Status   Ref 75066012714 R JENNISON/COBRA            $180.23
7514       Miscellaneous        6/28/01 Paid Status   Ref 7514 N EVANS/PERSONAL PURCHASE           $21.96
88311A     Miscellaneous        6/28/01 Paid Status   Ref 88311A CASH/ LADIES PERSONAL             $32.00
88311B     Miscellaneous        6/28/01 Paid Status   Ref 88311B CASH/ LUNCHES ETC                $186.80
88331C     Miscellaneous        6/28/01 Paid Status   Ref 88331C CASH/ TOOLS                       $35.50    $17,379.66
7886023    HOME DEPOT DEPT. 25   6/1/01 Paid Status   Ref 7886023                              $48,825.94
193805     THE HOME DEPOT CANADA 6/1/01 Paid Status   Ref 193805                                $1,017.87
213912     CANADIAN TIRE RETAIL  6/4/01 Paid Status   Ref 213912                                $1,624.10
39413      EVCO FASTENERS        6/4/01 Paid Status   Ref 39413                                   $783.30
7892758    HOME DEPOT DEPT. 25   6/4/01 Paid Status   Ref 7892758                              $33,215.08
7898302    HOME DEPOT DEPT. 25   6/4/01 Paid Status   Ref 7898302                              $62,870.09
54871      LOWE'S CORPORATE TRADE6/4/01LPaid Status   Ref 54871                                   $164.48
523120B    MAKITA - EXPORT       6/4/01 Paid Status   Ref 523120B                              $55,119.20
523120A    MAKITA - USA          6/4/01 Paid Status   Ref 523120A                              $29,535.77
193896     THE HOME DEPOT CANADA 6/4/01 Paid Status   Ref 193896                                $1,632.04
193995     THE HOME DEPOT CANADA 6/4/01 Paid Status   Ref 193995                                $4,217.53
1086047    MENARDS               6/5/01 Paid Status   Ref 1086047                               $2,852.00
4197866    MCMASTER-CARR         6/7/01 Paid Status   Ref 4197866                                  $92.00
194110     THE HOME DEPOT CANADA 6/7/01 Paid Status   Ref 194110                                $1,326.82
9595955    ANDERSONS             6/8/01 Paid Status   Ref 9595955                               $1,701.96
7904791    HOME DEPOT DEPT. 25   6/8/01 Paid Status   Ref 7904791                              $50,156.92
317412     FIDELITONE INC.      6/11/01 Paid Status   Ref 317412                                  $209.37
7911563    HOME DEPOT DEPT. 25  6/11/01 Paid Status   Ref 7911563                              $21,173.48
16081      MAKITA - CANADA, INC 6/11/01 Paid Status   Ref 16081                                 $9,047.91
523722     MAKITA - USA         6/11/01 Paid Status   Ref 523722                                $2,142.96
20170758   QVC, INC             6/11/01 Paid Status   Ref 20170758                             $16,800.00
509104     SEARS CANADA, INC    6/11/01 Paid Status   Ref 509104                                $5,026.40
194210     THE HOME DEPOT CANADA6/11/01 Paid Status   Ref 194210                                $1,265.40
341066A    BLAIN SUPPLY         6/12/01 Paid Status   Ref 341066A                                   $4.61
1272033    FRED MEYER           6/12/01 Paid Status   Ref 1272033                                 $435.10
1089150    MENARDS              6/12/01 Paid Status   Ref 1089150                                 $426.00
341066     MID-STATES DISTRIBUTI6/12/01 Paid Status   Ref 341066                                   $62.88
509140     SEARS CANADA, INC    6/12/01 Paid Status   Ref 509140                                $9,156.00
194315     THE HOME DEPOT CANADA6/12/01 Paid Status   Ref 194315                                  $171.33
341549A    BLAIN SUPPLY         6/13/01 Paid Status   Ref 341549A                                 $310.99
357652     DAMMAN HARDWARE      6/13/01 Paid Status   Ref 357652                                  $414.20
341549     MID-STATES DISTRIBUTI6/13/01 Paid Status   Ref 341549                                  $403.65
194435     THE HOME DEPOT CANADA6/13/01 Paid Status   Ref 194435                                $3,319.40
194435A    THE HOME DEPOT CANADA6/13/01 Paid Status   Ref 194435A                                 $191.22
214437     CANADIAN TIRE RETAIL 6/14/01 Paid Status   Ref 214437                                $5,875.71
7917708    HOME DEPOT DEPT. 25  6/14/01 Paid Status   Ref 7917708                              $46,979.39
7917708A   HOME DEPOT DEPT. 25  6/14/01 Paid Status   Ref 7917708A                                $295.95
7924835    HOME DEPOT DEPT. 25  6/14/01 Paid Status   Ref 7924835                              $69,108.23
7924835A   HOME DEPOT DEPT. 25  6/14/01 Paid Status   Ref 7924835A                                $610.07
60735      JENSEN TOOLS         6/14/01 Paid Status   Ref 60735                                   $247.50
1102       TECHTRONIC INDUSTRIES6/14/01DPaid Status   Ref 1102                                 $23,031.04
1402794    ADVANCE AUTO PARTS   6/18/01 Paid Status   Ref 1402794                                 $426.52
7932007    HOME DEPOT DEPT. 25  6/18/01 Paid Status   Ref 7932007                              $26,036.96
7938278    HOME DEPOT DEPT. 25  6/18/01 Paid Status   Ref 7938278                              $46,123.48
55658      LOWE'S CORPORATE TRAD6/18/01LPaid Status   Ref 55658                                   $199.41
55835      LOWE'S CORPORATE TRAD6/18/01LPaid Status   Ref 55835                                   $810.21
55988      LOWE'S CORPORATE TRAD6/18/01LPaid Status   Ref 55988                                $11,487.87
16093      MAKITA - CANADA, INC 6/18/01 Paid Status   Ref 16093                                 $1,076.40
509228     SEARS CANADA, INC    6/18/01 Paid Status   Ref 509228                                  $312.48
194531     THE HOME DEPOT CANADA6/18/01 Paid Status   Ref 194531                                  $422.53
214592     CANADIAN TIRE RETAIL 6/19/01 Paid Status   Ref 214592                                  $194.43
56101      LOWE'S CORPORATE TRAD6/19/01LPaid Status   Ref 56101                                 $4,286.08
333811     LS STARRETT COMPANY  6/19/01 Paid Status   Ref 333811                                $5,954.48
524383     MAKITA - USA         6/19/01 Paid Status   Ref 524383                                $5,447.73
4202554    MCMASTER-CARR        6/19/01 Paid Status   Ref 4202554                                 $201.00
1092296    MENARDS              6/19/01 Paid Status   Ref 1092296                               $1,416.00
194651     THE HOME DEPOT CANADA6/19/01 Paid Status   Ref 194651                                $5,149.16
332491     WATERLOO INDUSTRIES  6/19/01 Paid Status   Ref 332491                                $3,024.65
7945318    HOME DEPOT DEPT. 25  6/21/01 Paid Status   Ref 7945318                              $22,215.63
4934715    MAKITA (UK) LTD      6/21/01 Paid Status   Ref 4934715                               $4,204.00
4203653    MCMASTER-CARR        6/21/01 Paid Status   Ref 4203653                                 $100.50
509295     SEARS CANADA, INC    6/21/01 Paid Status   Ref 509295                                $2,624.05
194758     THE HOME DEPOT CANADA6/21/01 Paid Status   Ref 194758                                $1,300.75
2218950    WICKES LUMBER COMPANY6/21/01 Paid Status   Ref 2218950                                 $100.20
509316     SEARS CANADA, INC    6/22/01 Paid Status   Ref 509316                                $3,431.77
7958140A   HOME DEPOT DEPT. 25  6/25/01 Paid Status   Ref 7958140A                                 $46.77
39608      EVCO FASTENERS       6/26/01 Paid Status   Ref 39608                                   $182.40
7958140    HOME DEPOT DEPT. 25  6/26/01 Paid Status   Ref 7958140                              $30,026.04
524984     MAKITA - USA         6/26/01 Paid Status   Ref 524984                                $8,254.77
509368     SEARS CANADA, INC    6/26/01 Paid Status   Ref 509368                                $1,809.15
7965023    HOME DEPOT DEPT. 25  6/27/01 Paid Status   Ref 7965023                              $30,739.33
7467       DA DAVIDSON          6/28/01 Paid Status   Ref 7467 FOR ORDER #42299                   $578.00
318204     FIDELITONE INC.      6/28/01 Paid Status   Ref 318204                                  $872.63
14976      MCFEELY'S            6/28/01 Paid Status   Ref 14976                                   $600.00
509401     SEARS CANADA, INC    6/28/01 Paid Status   Ref 509401                                  $160.35
21587      TRI STAR METALS, INC 6/28/01 Paid Status   Ref 21587                                 $6,278.43
1445047    TRUSERV CORPORATION V6/28/018Paid Status   Ref 1445047                               $8,065.81
342996     BLAIN SUPPLY         6/29/01 Paid Status   Ref 342996                                  $372.12

6779701    VERMONT GMBH         6/29/01 Paid Status   Ref 6779701                              $ 10,885.00   $757,260.98
                                                                                              $ 774,640.64   $774,640.64

21404      Miscellaneous         6/4/01 Paid Status   Ref 21404 Wells fargo inv acct /to close  $7,748.03

5/31/01 Miscellaneous  Check # 2762 ROXY COTE/TOOLS       ($15.00)
5/31/01 DA DAVIDSON    Check # 2093                      ($560.00)

(C)  Exhibits

        Exhibit Number                  Description

        99.K                            Wells Fargo Debtor In Possession Bank
                                        Statement Ending 5/31/01
        99.K                            Wells Fargo Debtor In Possession Bank
                                        Statement Ending 6/30/01
        99.K                            Wells Fargo General Account Bank
                                        Statement Ending 5/31/01
        99.K                            Wells Fargo General Account Bank
                                        Statement Ending 6/30/01
        99.K                            Wells Fargo Self-Funded Insurance Bank
                                        Statement Ending 5/31/01
        99.K                            Wells Fargo Self-Funded Insurance Bank
                                        Statement Ending 6/30/01
        99.K                            Wells Fargo Bancontrol Bank Statement
                                        Ending 5/31/01
        99.K                            Wells Fargo Bancontrol Bank Statement
                                        ending 6/30/01
        99.K                            Wells Fargo Lockbox Bank Statement
                                        Ending 5/31/01
        99.K                            Wells Fargo Lockbox Bank Statement
                                        Ending 6/30/01
        99.K                            Wells Fargo Payroll Bank Statement
                                        Ending 5/31/01
        99.K                            Wells Fargo Payroll Bank Statement
                                        Ending 6/30/01
        99.K                            Ronan State Bank Payroll Bank Statement
                                        Ending 5/31/01
        99.K                            Ronan State Bank Time Certificate
                                        Statements
        99.K                            Wells Fargo Account 513-00001885 Bank
                                        Statement Ending 5/31/01
        99.K                            M&I Marshall Petty Cash Account
                                        Bank Statement Ending 5/31/01
        99.K                            M&I Marshall Petty Cash/Debtor In
                                        Possession Bank Statement Ending
                                        6/30/01
        99.K                            Wells Fargo Debtor In Possession
                                        Edgerton WI Bank Statement Ending
                                        6/08/01
        99.K                            Wells Fargo Debtor In Possession
                                        Edgerton WI Bank Statement Ending
                                        7/10/01
        99                              Change in insurance - UST 17, question 4

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        August 2, 2001                    By:  /s/ Mick Quinlivan
                                              ------------------
                                              Mick Quinlivan
                                              Chief Financial Officer